Exhibit 10.2

STOCKHOLDERS’ AGREEMENT

by and among

METALDYNE PERFORMANCE GROUP INC.,

ASP MD INVESTCO LP,

ASP HHI INVESTCO LP,

ASP GREDE INVESTCO LP

and

THE MINORITY INVESTORS IDENTIFIED HEREIN

Dated as of August 4, 2014

i

6.14	Severability	32
6.15	Counterparts	33
6.16	Additional Investors	33

ii

THIS STOCKHOLDERS’ AGREEMENT (this “Agreement”) is made as of August 4, 2014, by and among (i) Metaldyne Performance Group Inc., a Delaware corporation (the “Company”), (ii) ASP MD Investco LP, a Delaware limited partnership, ASP HHI Investco LP, a Delaware limited partnership, and ASP Grede Investco LP, a Delaware limited partnership (each of the foregoing, an “AS Investor,” and together with their respective successors and permitted assigns and transferees, the “AS Investors”), (iii) the parties identified on the signature pages hereto as “Original Management Investors” (collectively, together with their respective Permitted Transferees, the “Original Management Investors”), (iv) GE Capital Equity Holdings, Inc., a Delaware corporation (the “Other Original Investor”), (v) the parties identified on the signature pages to the supplementary agreements referred to in Section 6.16 hereof as “Additional Investors” (collectively, together with their respective Permitted Transferees, the “Additional Investors”), and (vi) each other Person who holds shares of Company Common Stock and executes a writing reasonably satisfactory in form and substance to the Company and the AS Investors agreeing to become a party to, and agreeing to be bound by, the terms of this Agreement (collectively, together with the Additional Investors, the Original Management Investors, the Other Original Investor and each Person who executes an Assumption Agreement and falls under clause (x)(i) of the definition of Assumption Agreement, the “Minority Investors”).

RECITALS

A. (i) The Company, (ii) certain newly-formed wholly-owned merger subsidiaries of the Company, (iii) ASP Grede Intermediate Holdings LLC, a Delaware limited liability company (“Grede”), ASP MD Holdings, Inc., a Delaware corporation (“Metaldyne”), and ASP HHI Holdings, Inc., a Delaware corporation (“HHI” and, together with Grede and Metaldyne, as the surviving companies in the Mergers (as hereinafter defined), the “Surviving Companies”), and (iv) solely for purposes of Section 7.03 of the Merger Agreement (as hereinafter defined), ASP Grede Holdings LLC, a Delaware limited liability company (“Grede Holdings”), are parties to the Agreement and Plan of Merger, dated as of July 31, 2014 (as it may be amended from time to time, the “Merger Agreement”), pursuant to which (x) the Surviving Companies have become direct, wholly-owned subsidiaries of the Company as a result of mergers survived by each of the Surviving Companies (the “Mergers”) and the liquidation of Grede Holdings (the “Liquidation”); and (y) the AS Investors hold a majority of the outstanding shares of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”), and the Minority Investors hold the remainder of the outstanding shares of the Company Common Stock; and

B. The parties hereto wish to provide for certain matters relating to their respective holdings of Company Common Stock.

I. INTRODUCTORY MATTERS

1.1 Defined Terms. The following terms have the following meanings when used herein with initial capital letters:

“Acceptance Notice” has the meaning set forth in Section 2.2(b).

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“Affiliate” means, with respect to any Person, any Person that directly or indirectly controls, is controlled by or is under common control with, such Person.

“Additional Investors” has the meaning set forth in the preamble to this Agreement.

“Additional Management Investors” has the meaning set forth in Section 6.18.

“Agreement” means this Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“AS Demand Party” has the meaning set forth in Section 3.2(a).

“AS Investor” and “AS Investors” have the meanings set forth in the preamble to this Agreement.

“AS Nominee” has the meaning set forth in Section 5.3(b).

“AS Person(s)” means, any of the following individually, or such Persons collectively, as the context requires: (i) the AS Investors, (ii) American Securities Partners VI, L.P., (iii) American Securities Partners VI(B), L.P., (iv) American Securities Partners VI(C), L.P., (v) American Securities Partners VI(D), L.P., (vi) ASP VI Alternative Investments, L.P., (vii) any general or limited partnership, corporation or limited liability company having as a general partner, controlling equity holder or managing member (whether directly or indirectly) a Person who is a member of American Securities LLC or an Affiliate of any such Person and (viii) any successor of any of the foregoing.

“AS Sale” has the meaning set forth in Section 2.4(a).

“Assumption Agreement” means a writing reasonably satisfactory in form and substance to the Company and the AS Investors whereby a transferee of shares of Company Common Stock becomes a party to, and agrees to be bound, to the same extent as its transferor, by the terms of this Agreement (i.e., (x)(i) if the transferor of such shares was a Minority Investor, such transferee will be subject to the same rights and obligations as the Minority Investor who transferred such shares unless (ii) the transfer occurred pursuant to Section 2.4, in which case such transferee will be subject to the same rights and obligations as the AS Persons and (y) if the transferor of such shares was an AS Person, such transferee will be subject to the same rights and obligations of such AS Person).

“Available Shares” has the meaning set forth in Section 4.1(e).

“Board” means the Board of Directors of the Company.

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“Call Option” has the meaning set forth in Section 4.1(a).

“Call Period” has the meaning set forth in Section 4.1(b).

“Cause” means that:

(i) an employee has committed a deliberate and premeditated act against the interests of the Company, including an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company, including the offer, payment, solicitation or acceptance of any unlawful bribe or kickback with respect to the Company’s business; or

(ii) an employee has been convicted by a court of competent jurisdiction of, or pleaded guilty or nolo contendere to, any felony or any crime involving moral turpitude; or

(iii) an employee has failed to perform or neglected the material duties incident to his or her employment with the Company on a regular basis, and such refusal or failure shall have continued for a period of twenty (20) days after written notice to such employee specifying such refusal or failure in reasonable detail; or

(iv) an employee has been chronically absent from work (excluding vacations, illnesses, Disability or leaves of absence approved by the Board); or

(v) an employee has refused, after explicit written notice, to obey any lawful resolution of or direction by the Board which is consistent with the duties incident to his or her employment with the Company and such refusal continues for more than 20 days after written notice is given to such employee; or

(vi) an employee has materially breached any of the terms contained in any employment agreement, non-competition agreement, confidentiality agreement or similar type of agreement to which such employee is a party; or

(vii) an employee has engaged in (A) the unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or (B) habitual drunkenness.

Any voluntary termination of employment by an employee in anticipation of an involuntary termination of such employee’s employment for Cause shall be deemed to be a termination for “Cause.” In the event that an employee is party to an employment, severance or similar agreement, or non-competition or similar type of agreement, with the Company or any of its Affiliates and such agreement contains a definition of “Cause”, the definition of “Cause” set forth above shall be deemed replaced and superseded, with respect to such employee, by the definition of “Cause” used in such agreement.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Common Stock” has the meaning set forth in the recitals to this Agreement.

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“Competitive Business” has the meaning set forth in Section 5.6(a)(iii).

“Competitive Opportunity” has the meaning set forth in Section 5.5(b).

“Disability” means a physical or mental disability to the extent that an employee cannot perform his or her duties as an employee (in his or her then-current position) of the Company or any subsidiary of the Company for a period of 90 consecutive days. In the event that an employee is party to an employment, severance or similar agreement, or non-competition or similar type of agreement, with the Company or any of its Affiliates and such agreement contains a definition of “Disability”, the definition of “Disability” set forth above shall be deemed replaced and superseded, with respect to such employee, by the definition of “Disability” used in such agreement.

“Dragging Parties” has the meaning set forth in Section 2.5(a).

“Drag-Along Notice” has the meaning set forth in Section 2.5(b).

“Employment Term” has the meaning set forth in Section 5.6(a)(i).

“Exempted Persons” has the meaning set forth in Section 5.5(a).

“Fair Market Value” shall mean (a) in the case of securities, (i) if equity securities of the Company are listed on the New York Stock Exchange, the NASDAQ National Market or another national stock exchange, the officially quoted closing price on such stock exchange, or (ii) if equity securities of the Company are not listed on either the New York Stock Exchange, the NASDAQ National Market or another national stock exchange, the fair market value as determined by the Board in its sole discretion, subject only to the requirement that the Board shall have made such determination in good faith and (b) in the case of any other property, the fair market value of the consideration or amount that may be reasonably expected to be paid or given in exchange for equity securities of the Company as determined by the Board in its sole discretion, subject only to the requirement that the Board shall have made such determination in good faith, in an exchange between a willing buyer and an unrelated willing seller, with equity to both, neither under any compulsion to buy or sell, and both fully aware of all relevant facts, as of the specified date.

“Grede” has the meaning set forth in the recitals to this Agreement.

“Grede Holdings” has the meaning set forth in the recitals to this Agreement.

“HHI” has the meaning set forth in the recitals to this Agreement.

“Holder” has the meaning set forth in Section 3.3(a).

“Indemnified Parties” has the meaning set forth in Section 3.4(a).

“Initiating Party” has the meaning set forth in Section 3.1(a).

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“IPO” means the completion of a Public Offering of Company Common Stock at the conclusion of which the aggregate value of shares of Company Common Stock that have been sold to the public pursuant to such Public Offering or previous Public Offerings is equal to or exceeds $100 million and at the time of which Public Offering shares of common stock of the Company are or become listed on the New York Stock Exchange, the NASDAQ National Market or another national securities exchange.

“Issuance” has the meaning set forth in Section 2.6(a).

“Issuance Notice” has the meaning set forth in Section 2.6(a).

“Legend” has the meaning set forth in Section 2.1(d).

“Liquidation” has the meaning set forth in the recitals to this Agreement.

“Losses” has the meaning set forth in Section 3.4(e).

“Management Consulting Agreements” means (i) that certain Management Consulting Agreement, dated as of June 2, 2014, by and between Grede Holdings LLC and American Securities LLC; (ii) that certain Management Consulting Agreement, dated as of December 18, 2012, by and between MD Investors Corporation and American Securities LLC; (iii) that certain Management Consulting Agreement, dated as of October 5, 2012, by and between ASP HHI Acquisition Co., Inc. and American Securities LLC; (iv) any similar or successor Management Consulting Agreement relating to or in respect of the agreements in (i) through (iii); and (v) any Management Consulting Agreement entered into by and between the Company and American Securities LLC or any of its Affiliates after the date hereof, in each case with respect to (i) through (v), including any and all amendments and supplements thereto.

“Management Investors” means, collectively, the Original Management Investors together with the Additional Management Investors.

“Mergers” has the meaning set forth in the recitals to this Agreement.

“Merger Agreement” has the meaning set forth in the recitals to this Agreement.

“Metaldyne” has the meaning set forth in the recitals to this Agreement.

“Minority Investors” has the meaning set forth in the preamble to this Agreement.

“Minority Shares” means all shares of Company Common Stock issued to or held by, any Minority Investor, including all shares of Company Common Stock purchased by a Minority Investor for cash or issued upon conversion of convertible securities, upon exercise of stock options, by way of a stock dividend or stock sold in connection with any conversion, merger, consolidation, recapitalization or other reorganization affecting the Company Common Stock. Minority Shares will continue to be Minority Shares in the hands of any transferee other than the Company or an AS Person.

“Offering Price” has the meaning set forth in Section 2.2(a).

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“Option Notice” has the meaning set forth in Section 4.1(e).

“Original Management Investors” has the meaning set forth in the preamble to this Agreement.

“Original Stockholders’ and LLC Agreements” has the meaning set forth in Section 6.13.

“Other Original Investor” has the meaning set forth in the preamble to this Agreement.

“Permitted Third Party Transfer Date” means, in the case of any Minority Investor (including any Management Investor), the tenth anniversary of the date on which such Minority Investor was originally issued the Company Common Stock proposed to be sold pursuant to Section 2.2(a) or, if such Company Common Stock was issued upon the exercise of any option(s), the date on which such Minority Investor was originally issued such option(s).

“Permitted Transferee” means any Person to whom shares of Company Common Stock are transferred in a Transfer in accordance with Section 2.3 and not in violation of this Agreement and who is required to, and does, execute and deliver to the Company an Assumption Agreement, and includes any Person to whom a Permitted Transferee of a Minority Investor (or a Permitted Transferee of a Permitted Transferee) so further Transfers shares of Company Common Stock and who is required to, and does, execute and deliver to the Company an Assumption Agreement.

“Person” means any individual, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

“Piggy-Back Shares” has the meaning set forth in Section 3.1(a).

“Proposed Transferee” has the meaning set forth in Section 2.4(a).

“Protective Agreements” has the meaning set forth in Section 5.6(b).

“Public Offering” means the sale of shares of the Company Common Stock to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act in connection with an underwritten offering.

“Put Right” has the meaning set forth in Section 4.1(i).

“Qualified Purchaser” means any Person to whom any Minority Investor wishes to sell shares of Company Common Stock pursuant to Section 2.2; provided that, such Person (i) shall not be, directly or indirectly, engaged in any business which is in competition with the Company or any of its direct or indirect subsidiaries, (ii) shall have been approved by the Company (which approval shall not be unreasonably denied except in the case of (A) potential interference with the Company’s strategy or (B) any

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reasonably foreseeable potential adverse effect on the Company or any of its stockholders, as determined by the Company in good faith) and (iii) executes and delivers to the Company and the AS Investors an Assumption Agreement.

“Registrable Securities” means any shares of Company Common Stock held by the Stockholders. For purposes of this Agreement, any Registrable Securities held by any Person will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) all Registrable Securities held by such Person may be offered and sold pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act in a single transaction or series of transactions over a 90-day period, or (iii) such Registrable Securities cease to be outstanding.

“Registration Expenses” means any and all expenses incident to the performance by the Company of its obligations under Section 3.1 or 3.2, including (i) all SEC, stock exchange, National Association of Securities Dealers, Inc. and other comparable regulatory agencies, registration and filing fees, (ii) all fees and expenses of the Company in complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications), (iii) all printing, messenger and delivery expenses of the Company, (iv) the fees and disbursements of counsel for the Company and of its independent accountants, including the expenses of any “cold comfort” letters required by or incident to such performance and compliance, and (v) fees and disbursements customarily paid by issuers of securities (but not underwriters’ or sales agents’ discounts or similar compensation).

“Remaining Stock” has the meaning set forth in Section 2.2(b).

“Restricted Period” has the meaning set forth in Section 5.6(a)(i).

“Right” has the meaning set forth in Section 2.6(a).

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Shortfall Shares” has the meaning set forth in Section 2.2(b).

“Stockholders” means each of the holders of Company Common Stock who are parties to this Agreement or an Assumption Agreement.

“Tag-Along Acceptance” has the meaning set forth in Section 2.4(a).

“Tag-Along Notice” has the meaning set forth in Section 2.4(a).

“Tagging Stockholder” has the meaning set forth in Section 2.4(a).

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“Termination for Good Reason” means (i) a material diminution in employee’s title, duties, authorities, or reporting responsibilities, without employee’s prior consent, or (ii) a reduction of employee’s base salary or target bonus incentive opportunity under any bonus or incentive plan without employee’s prior consent. In the event that an employee is party to an employment, severance or similar agreement, or non-competition or similar type of agreement, with the Company or any of its Affiliates and such agreement contains a definition of “Good Reason”, the foregoing definition of “Good Reason” shall be deemed replaced and superseded, with respect to such employee, by the definition of “Good Reason” used in such agreement. Notwithstanding the foregoing, no event described in the preceding sentence shall constitute Termination for Good Reason unless the employee gives the Company notice of the event within the sixty (60) day period following the occurrence of such event.

“Third Party” has the meaning set forth in Section 2.5(a).

“Transfer” means a transfer, sale, assignment, pledge, hypothecation or other disposition (including by operation of law), whether directly or indirectly pursuant to the creation of a derivative security, the grant of an option or other right.

“Transfer Notice” has the meaning set forth in Section 2.2(a).

“Transfer Stock” has the meaning set forth in Section 2.2(a).

1.2 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) “or” is disjunctive but not exclusive, (b) words in the singular include the plural, and in the plural include the singular, (c) the words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (d) the words “include”, “includes” or “including” as used in this Agreement shall be deemed to be followed by the words “without limitation” and (e) Section references are to sections of this Agreement unless otherwise specified.

II. TRANSFERS

2.1 Limitations on Transfer

(a) Each Stockholder hereby agrees that it will not, directly or indirectly, Transfer any shares of Company Common Stock unless such Transfer complies with the provisions hereof and (i) such Transfer is pursuant to an effective registration statement under the Securities Act and has been registered under all applicable state securities or “blue sky” laws or (ii) such Stockholder shall have furnished the Company with a written opinion of counsel in form and substance reasonably satisfactory to the Company to the effect that no such registration is required because of the availability of an exemption from registration under the Securities Act and all applicable state securities or “blue sky” laws.

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(b) (i) None of the Minority Investors shall Transfer any shares of Company Common Stock other than pursuant to Sections 2.2, 2.3, 2.4, 2.5, Article III or pursuant to the exercise of the Call Option under Article IV.

(ii) Each AS Person may freely Transfer shares of Company Common Stock to any of its respective Affiliates or any other AS Person.

(c) In the event of any purported Transfer by any of the Stockholders of any shares of Company Common Stock in violation of the provisions of this Agreement, such purported Transfer will be void and of no effect and the Company will not give effect to such Transfer.

(d) Each certificate representing shares of Company Common Stock issued to the Stockholders will bear a legend on the face thereof substantially to the following effect (with such additions thereto or changes therein as the Company may be advised by counsel are required by law or necessary to give full effect to this Agreement, the “Legend”):

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS’ AGREEMENT AMONG THE COMPANY, ASP MD INVESTCO LP, ASP HHI INVESTCO LP, ASP GREDE INVESTCO LP AND CERTAIN MINORITY INVESTORS, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS’ AGREEMENT TO THE EXTENT APPLICABLE TO THE HOLDER BY THE TERMS OF SUCH STOCKHOLDERS’ AGREEMENT.”

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.”

The Legend will be removed by the Company by the delivery of substitute certificates without such Legend in the event of (i) a Transfer permitted by this Agreement in which the Permitted Transferee is not required to enter into an Assumption Agreement or (ii) the termination of Article II pursuant to the terms hereof, provided however, that the second paragraph of the Legend will only be removed if at such time it is no longer required for purposes of applicable securities laws and the Company receives an opinion to such effect of counsel to the applicable Stockholder in form and substance reasonably satisfactory to the Company; provided, that the Company may (in its sole discretion) waive the delivery of the written opinion of counsel if Stockholder provides the Company with other evidence in form and substance reasonably satisfactory to the Company.

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2.2 Right of First Offer

(a) None of the Minority Investors shall have the right to Transfer any shares of Company Common Stock pursuant to this Section 2.2 until the applicable Permitted Third Party Transfer Date. If, following the applicable Permitted Third Party Transfer Date, a Minority Investor desires to sell all or any portion of the Company Common Stock (the “Transfer Stock”) then owned by such Minority Investor, such Minority Investor shall provide the Company and the other Stockholders with a written notice (the “Transfer Notice”) setting forth: (i) the number of shares of Company Common Stock to be offered and (ii) the material terms and conditions of the proposed sale including the price (the “Offering Price”) at which such Minority Investor proposes to sell such shares. The Transfer Notice shall also contain an irrevocable offer to sell the Transfer Stock to the Company and, if the Company shall decline to purchase all or any portion of the Transfer Stock, to AS Persons and all other Stockholders (in the manner set forth below) at a price equal to the price contained in, and upon the same terms and conditions as the terms and conditions contained in, the Transfer Notice (subject to clause (y) below). At any time within 15 business days after the date of the receipt by the Company and the other Stockholders of the Transfer Notice, the Company shall have the option to exercise its right to purchase or, if the Company shall decline to purchase all or any portion of the Transfer Stock, such other Stockholders shall have the right to exercise such option to purchase (or in the case of an AS Person, to assign such Stockholder’s right to any party) some or all of the portion of the Transfer Stock that the Company does not wish to purchase (x) at the same price and on the same terms and conditions as the Transfer Notice or (y) if the Transfer Notice includes any consideration other than cash, at the option of the Company or such other Stockholders, at the equivalent all cash price as determined in good faith by the Board.

(b) Each Stockholder who wishes to exercise such option shall deliver an irrevocable notice (the “Acceptance Notice”) exercising such option to the Company and such Minority Investor within 20 business days after the date of the receipt by the Company and the other Stockholders of the Transfer Notice and specifying the number of such shares sought to be purchased (which shall not exceed the number of shares declined to be purchased by the Company multiplied by a fraction the numerator of which is the number of shares owned by such Stockholder and the denominator of which is the aggregate number of shares owned by all Stockholders other than the Minority Investor selling the Transfer Stock). If the aggregate number of shares to be purchased by the Stockholders pursuant to the immediately preceding sentence is less than the number of shares declined to be purchased by the Company (such difference, the “Shortfall Shares”), then AS Persons shall have the option to purchase (or assign such Stockholder’s right to any party) the Shortfall Shares or a portion thereof. If AS Persons and the other Stockholders have not exercised the option to purchase all of Transfer Stock within 25 business days after the date of the receipt by the Company and the other Stockholders of the Transfer Notice, then such Minority Investor may sell any remaining shares of Transfer Stock (the “Remaining Stock”) to a Qualified Purchaser pursuant to Section 2.2(c). The closing of the purchase of the Transfer Stock upon exercise of the option pursuant to Section 2.2(a) and/or (b) shall take place at the principal office of the Company on a date specified by the parties exercising such option no later than the last day of the 30 business day period after the giving of the Transfer Notice.

(c) If the option to purchase any portion of the Transfer Stock is exercised pursuant to Section 2.2(a) and/or (b), no later than 30 business days after the date of the receipt

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by the Company and the other Stockholders of the Transfer Notice, the Company and/or the other Stockholders (or their aforementioned assignees), as applicable, shall deliver payment by wire transfer of immediately available funds to such Minority Investor against delivery of certificates or other instruments representing the Company Common Stock so purchased, appropriately endorsed by such Minority Investor. Each Stockholder shall deliver its shares of Company Common Stock free and clear of all liens, claims, options, pledges, encumbrances and security interests (other than those set forth in this Agreement). If there is any Remaining Stock, such Minority Investor shall be free for a period of 120 days from the end of such 25 business day or 30 business day period, as the case may be, to sell the Remaining Stock to a Qualified Purchaser on terms which are no more favorable in any material respect to such Qualified Purchaser than the terms and conditions set forth in the Transfer Notice. If for any reason such Minority Investor does not sell the Remaining Stock to a Qualified Purchaser on such terms and conditions or if such Minority Investor wishes to sell the Remaining Stock on terms which are more favorable in any material respect to a Qualified Purchaser than those set forth in the Transfer Notice, the provisions of this Section 2.2 shall again be applicable to the Remaining Stock; provided that, such Minority Investor may not deliver another Transfer Notice until three months have elapsed since the date of the previous Transfer Notice.

2.3 Certain Permitted Transfers

(a) Notwithstanding any other provision of this Agreement to the contrary and without limiting the proviso to Section 2.1(a), each Minority Investor shall be entitled from time to time to Transfer any or all of the shares of Company Common Stock held by it to (i) any of its Affiliates, (ii) in the case of any transferor which is a partnership or limited liability company, any partners or members of such transferor, (iii) in the case of any transferor which is a trust, the beneficiaries of such transferor or (iv) in the case of any transferor who is an individual, such transferor’s spouse or direct lineal descendants (including children and adopted children and grandchildren and adopted grandchildren) or antecedents or a charitable remainder trust or trust, in either case the current beneficiaries of which, or to a corporation, limited liability company or partnership, the stockholders, members or limited or general partners of which, include only such transferor and/or such transferor’s spouse and/or such transferor’s direct lineal descendants (including children and adopted children and grandchildren and adopted grandchildren) or antecedents, or the executor, administrator, testamentary trustee, legatee or beneficiary of any deceased transferor holding shares of Company Common Stock, provided that (x) any such transferee duly executes and delivers an Assumption Agreement to the Company, and (y) the Company has been furnished with an opinion of counsel in connection with such Transfer, in form and substance reasonably satisfactory to the Company, to the effect that no registration under the Securities Act or any state securities or “blue sky” laws is required because of the availability of an exemption from registration under the Securities Act and all applicable state securities or “blue sky” laws; provided, that the Company may (in its sole discretion) waive the delivery of the written opinion of counsel if Stockholder provides the Company with other evidence in form and substance reasonably satisfactory to the Company.

(b) Notwithstanding any other provision of this Agreement to the contrary, in the case of any Minority Investor who is a natural person, upon the death of such person, to the extent necessary to pay any applicable estate taxes, such deceased person’s heir or legal representative may pledge, encumber or otherwise subject such individual’s shares of Company Common Stock to a security interest in connection with a bona fide loan.

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2.4 Tag-Along Rights

(a) If any AS Person proposes to sell to any Third Party or series of Third Parties more than an aggregate of ten percent (10%) of the shares of Company Common Stock then held by the AS Persons in the aggregate, pursuant to a transaction or series of related transactions (other than in a Public Offering, which shall be subject to Article III), whether pursuant to a stock sale, merger, consolidation, a tender or exchange offer or any other transaction (any such transaction, an “AS Sale”), one of the AS Investors, on behalf of the selling AS Person(s), shall give the Minority Investors written notice of the AS Person(s) intention to sell such shares setting forth the number of shares of Company Common Stock proposed to be so sold, the proposed sale price and any and all other terms, conditions and details regarding such sale (the “Tag-Along Notice”). During the 10 business days following the receipt of such Tag-Along Notice, each Minority Investor shall have the right to deliver a reply notice (“Tag-Along Acceptance”) to the AS Investors setting forth its irrevocable election to require the proposed transferee or acquiring Person to purchase from such Minority Investor (each Minority Investor who exercises such right under this Section 2.4, a “Tagging Stockholder”): (x) in the case of the first such proposed sale following which AS Person(s), after giving effect to such AS Sale, would not have the ability to elect or appoint a majority of the members of the Board, all shares of Company Common Stock owned by such Tagging Stockholder and (y) in all other cases, a number of shares of Company Common Stock up to the product (rounded up to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of outstanding shares of Company Common Stock owned by such Tagging Stockholder by (B) the aggregate number of outstanding shares of Company Common Stock and (ii) the total number of shares of Company Common Stock proposed to be directly or indirectly sold to the transferee or acquiring Person by the AS Person(s) in the contemplated AS Sale (a “Proposed Transferee”), at the same price per share and upon the same terms and conditions (including time of payment and form of consideration) as to be paid by and given to the AS Person(s). In order to be entitled to exercise its right to sell shares of Company Common Stock to the Proposed Transferee pursuant to this Section 2.4, each Tagging Stockholder must agree to make to the Proposed Transferee the same covenants, indemnities (with respect to all matters other than AS Persons’ ownership of Company Common Stock) and agreements as the AS Person(s) agrees to make in connection with the AS Sale and such representations and warranties (and related indemnification) as to its ownership of its Company Common Stock as are given by the AS Person(s) with respect to such party’s ownership of Company Common Stock; provided, that the liabilities thereunder (other than with respect to the ownership of each Stockholder’s shares being transferred, which shall be several obligations) (I) shall be borne on a pro rata basis based on the number of shares sold by each of the AS Person(s) and the Tagging Stockholders and (II) shall not exceed the aggregate net proceeds received by each such Tagging Stockholder in connection with such AS Sale. Each Tagging Stockholder will be responsible for its proportionate share of the reasonable out-of-pocket costs incurred by AS Persons in connection with the AS Sale to the extent not paid or reimbursed by the Company or the Proposed Transferee.

(b) In the event there has not been a timely election by one or more Minority Investors to include their shares of Company Common Stock in the proposed sale by the AS Person(s), then the AS Person(s) may, within and not later than 90 days following the date of delivery of the Tag-Along Notice and without any further obligation to the Minority Investors, sell its shares of Company Common Stock at the purchase price and on other terms and

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conditions substantially the same as those set forth in the Tag-Along Notice; provided that, promptly after the completion of the sale of such shares of Company Common Stock, the AS Person(s) shall provide the Minority Investors with written evidence of such sale; and provided further that, if such sale is not made within such 90 day period or is made on terms and conditions more favorable for the AS Person(s) than those set forth in the Tag-Along Notice, then the AS Person(s) may not consummate such sale without again complying with the procedures set forth in this Section 2.4.

(c) If any Tagging Stockholder exercises its, her or his rights under Section 2.4(a), the closing of the purchase of the Company Common Stock with respect to which such rights have been exercised is subject to, and will take place concurrently with, the closing of the AS Sale. If the closing of the AS Sale does not occur within 120 days after the Minority Investors’ receipt of the Tag-Along Notice, each Tagging Stockholder may withdraw from such AS Sale by providing written notice to the AS Investors, for the benefit of the selling AS Persons, within ten business days after the expiration of such 120-day period.

2.5 Drag Along Rights

(a) If Stockholders holding a majority of the outstanding shares of Company Common Stock (in such capacity, the “Dragging Parties”) receive a bona fide offer from a Person other than a Stockholder or an Affiliate of a Stockholder (a “Third Party”) to purchase (other than in a Public Offering) at least a majority of the shares of Company Common Stock, whether pursuant to a stock sale, merger, consolidation, a tender or exchange offer or any other transaction, and such offer is accepted by the Dragging Parties, then each of the other Stockholders hereby agrees that, if requested by the Dragging Parties, it will Transfer to such Third Party on the same terms and conditions (including the time of payment and form of consideration) as to be paid and given to the Dragging Parties, the number of shares equal to the number of shares of Company Common Stock owned by it, multiplied by the percentage of the then outstanding shares to which the Third Party Offer is applicable, and agrees not to exercise (and hereby expressly waives) any appraisal or dissenters’ rights available under any rule, regulation, statute, agreement, certificate of incorporation, by-laws or otherwise in connection therewith.

(b) The Dragging Parties will give notice (the “Drag-Along Notice”) to each of the other Stockholders of any proposed Transfer giving rise to the rights of the Dragging Parties set forth in Section 2.5(a) as soon as practicable following the acceptance of the offer referred to in Section 2.5(a). The Drag-Along Notice will set forth the number of shares of Company Common Stock proposed to be so Transferred, the name of the Proposed Transferee or acquiring Person, the proposed amount and form of consideration (and if such consideration consists in part or in whole of property other than cash, the Dragging Parties will provide such information, to the extent reasonably available to the Dragging Parties, relating to such consideration as the other Stockholders may reasonably request in order to evaluate such non-cash consideration), the number of shares of Company Common Stock sought and the other terms and conditions of the offer. The Dragging Parties will notify the other Stockholders at least 15 business days in advance of the closing of the sale of shares to the Third Party. In any such agreement, such other Stockholders will be required (i) to make or agree to the same covenants, indemnities (with respect to all matters other than the Dragging Parties’ ownership of Company Common Stock) and agreements as the Dragging Parties so long as (A) the aggregate liabilities thereunder are

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borne on a pro rata basis based on the number of shares Transferred by each Stockholder and (B) the aggregate liabilities of each Stockholder do not exceed the aggregate net proceeds received by such Stockholder in connection with the sale of such shares to the Third Party, (ii) to make representations and warranties (and provide related indemnification) as to their ownership of their Company Common Stock as are given by the Dragging Parties with respect to such party’s ownership of Company Common Stock and (iii) to pay their proportionate share of the reasonable costs incurred in connection with such transaction to the extent not paid or reimbursed by the Company or the transferee or acquiring Person. If the Transfer referred to in the Drag-Along Notice is not consummated within 120 days from the date of the Drag-Along Notice, the Dragging Parties must deliver another Drag-Along Notice in order to exercise its rights under this Section 2.5 with respect to such Transfer or any other Transfer.

(c) Each Stockholder hereby irrevocably constitutes and appoints each of the AS Investors the true and lawful attorney-in-fact of such Stockholder in the Stockholder’s name, place and stead to execute and deliver any agreements required to effectuate any transaction pursuant to this Section 2.5 on behalf of such Stockholder by giving each AS Investor full power and authority to do and perform each and every act and thing whatever requisite and necessary to be done in and about the foregoing as fully as such Stockholder might or could do if personally present, and hereby ratifies and confirms all that each AS Investor shall lawfully do or cause to be done by virtue thereof. The foregoing power of attorney is coupled with an interest, is irrevocable and shall survive and be unaffected by any subsequent disability, or incapacity of the Stockholder (or if the Stockholder is a corporation, trust, association, liability company or other legal entity, by the dissolution or termination thereof).

2.6 Participation Right

(a) The Company shall not issue (an “Issuance”) additional shares of Company Common Stock or other equity securities to any Person (other than (i) shares or other securities issued upon the exchange, exercise or conversion of options, warrants, convertible stock, rights, calls or other securities exchangeable or exercisable for or convertible into such class of shares or other securities in accordance with the terms thereof, (ii) shares or other securities issued in connection with any stock split, stock dividend or recapitalization of the Company, (iii) shares or other securities issued by the Company pursuant to the acquisition of, or investment in, another corporation, partnership or other business or entity or the acquisition of a material portion of the assets thereof (whether through a purchase of securities, merger, consolidation, purchase of assets or otherwise), including joint ventures and strategic alliances, (iv) shares or other securities issued to credit financing sources in connection with a debt financing of the Company, (v) shares or other securities issued to employees, officers, directors or consultants of, or other providers of services to, the Company or any of its subsidiaries, (vi) shares or other securities issued in connection with a Public Offering or (vii) shares or other equity securities where the net proceeds to the Company from such Issuance do not exceed $1 million), unless the Company notifies each Stockholder party hereto in writing of such Issuance (which notice may be sent by the Company prior to or after the completion of the applicable Issuance) (an “Issuance Notice”) and grants to each such Stockholder or, at such Stockholder’s election, one of its Affiliates the right (the “Right”) to subscribe for and purchase such additional shares of Company Common Stock or units of other equity securities to be issued in the proposed Issuance at the same price and upon the same terms and conditions (including, in the event such securities are issued as a unit together with other securities, the purchase of such other securities) to be issued in the

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proposed Issuance such that, immediately after giving effect to the Issuance and exercise of the Right (including, for purposes of this calculation, the issuance of shares of Company Common Stock upon conversion, exchange or exercise of any other equity securities issued in the Issuance or subject to the Right), the shares of Company Common Stock beneficially owned by such stockholder and its Affiliates on a fully diluted basis (rounded to the nearest whole share) shall represent the same percentage of the aggregate number of shares of Company Common Stock outstanding on a fully diluted basis as were beneficially owned by such Stockholder and its Affiliates immediately prior to the Issuance. The Right contained in this Section 2.6(a) shall only apply to the Stockholders that are “accredited investors” under Regulation D of the Securities Act, unless the Company otherwise consents to such Stockholder’s participation under this Section 2.6.

(b) Subject to Section 2.6(a) above, the Right may be exercised by each Stockholder party hereto or its Affiliates at any time by written notice to the Company received by the Company within 15 business days after receipt of an Issuance Notice from the Company, and the closing of the purchase and sale pursuant to the exercise of the Right shall occur at least 30 days after the giving of the Issuance Notice by the Company. Notwithstanding the foregoing, the Right shall not apply to any Issuance, pro rata, to all holders of Company Common Stock.

III. REGISTRATION RIGHTS

3.1 Piggyback Rights

(a) Each time the Company is planning to file a registration statement under the Securities Act in connection with the sale of Company Common Stock (other than in connection with an IPO or a registration statement on Form S-4 or S-8 or any similar or successor form) by (i) the Company or (ii) AS Persons (the Company or the AS Persons in such case, the “Initiating Party”), the Company will give prompt written notice thereof to the Stockholders at least 15 business days prior to the anticipated filing date of such registration statement. Upon the written request of the Stockholders made within 15 days after the receipt of any such notice from the Company, which request will specify the number of Registrable Securities (such securities, together with any other shares of Company Common Stock requested to be included in such registration statement by any other Person pursuant to similar registration rights, the “Piggy-Back Shares”) intended to be disposed of by the Stockholders in such offering, the Company will use commercially reasonable efforts to effect the registration under the Securities Act of all Piggy-Back Shares which the Company has been so requested to register by the Stockholders to the extent required to permit the disposition of the Piggy-Back Shares to be registered; provided, that (x) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, any Initiating Party determines for any reason not to proceed with the proposed registration, the Company may at its election give written notice of such determination to each holder of Piggy-Back Shares and thereupon will be relieved of its obligation to register any Piggy-Back Shares in connection with such registration, and (y) if such registration involves an underwritten offering, each such holder must sell its shares to the underwriters on the same terms and conditions as apply to the Initiating Parties. The Company also agrees to notify the Stockholders at least five business days prior to the anticipated filing date of the initial registration statement for an IPO, provided that no Minority Investor will have the right to include any Company Common Stock in such registration.

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(b) If a registration pursuant to this Section 3.1 involves an underwritten offering and the managing underwriter or underwriters advise the Company that, in their opinion, (i) the number of Registrable Securities which the Initiating Party intends to include in such registration, together with the Piggy-Back Shares, exceeds the largest number of such securities which can be sold in such offering without having an adverse effect on such offering (including the price at which the Registrable Securities can be sold) or (ii) the inclusion of the Piggy-Back Shares in such registration would have an adverse effect on such offering, then the Company will include in such registration (A) first, 100% of the securities, if any, that the Company proposes to sell for its own account, and (B) second, to the extent that the number of securities which the Company proposes to sell is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggy-Back Shares of each holder (including AS Persons if they are the Initiating Party) determined pro rata on the basis of the number of shares being owned by each holder requesting registration.

3.2 Registration on Request of AS Persons

(a) At any time upon the written request of any AS Person (each an “AS Demand Party”) requesting that the Company effect the registration under the Securities Act of all or part of the AS Demand Party’s Registrable Securities and specifying the amount and intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other Holders of such Registrable Securities, and thereupon will, as expeditiously as possible, use its commercially reasonable efforts to effect the registration under the Securities Act of:

(i) such Registrable Securities which the Company has been so requested to register by the AS Demand Parties; and

(ii) all other Registrable Securities of the same class or series as are to be registered at the request of the AS Demand Parties and which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the date on which the Company gave written notice of the requested registration (which request shall specify the amount and intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered. The Company will be required to effect such number of registrations pursuant to this Section 3.2 as the AS Demand Parties may request; provided that the Company shall not be obligated to effect a registration for shares having an aggregate market value of less than $50 million; provided, further, that following such time as AS Persons cease to own a number of shares of Company Common Stock that is less than the number of shares of Company Common Stock equal to 20% of the total outstanding shares of Company Common Stock on the date of this Agreement (subject to adjustment for stock splits, combinations or similar events), the Company will not be required to effect more than two such registrations.

(b) If any registration requested pursuant to this Section 3.2 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any

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successor or similar short-form registration statement) shall be in connection with any underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

(c) A registration requested pursuant to this Section 3.2 will not be deemed to have been effected unless it has become effective; provided that if, within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other government agency or court, or for any other reason is not kept effective for a period of 120 days, or if earlier, until the distribution is completed, such registration will be deemed not to have been effected.

(d) If a requested registration pursuant to this Section 3.2 involves an underwritten offering, the AS Demand Party shall have the right to select the investment banker or bankers and managers to administer the offering.

(e) If a requested registration pursuant to this Section 3.2 involves an underwritten offering and the managing underwriter advises the Company that, in its opinion, the number of securities (including securities other than Registrable Securities) requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder. In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold.

3.3 Other Registration-Related Matters

(a) The Company may require any Person that is selling shares of Company Common Stock in a public offering pursuant to Section 3.1 or 3.2 (each, a “Holder”) to furnish to the Company in writing such information regarding such Person and the distribution of the shares of Company Common Stock which are included in a Public Offering as may from time to time reasonably be requested in writing in order to comply with the Securities Act.

(b) The Company will pay all Registration Expenses in connection with each registration or proposed registration of Registrable Securities pursuant to Section 3.1 or 3.2 and the fees and expenses of one counsel for all Holders selected by the Holders of the majority of the Registrable Securities included by such Holders in such registration. Notwithstanding the foregoing, (y) the fees or expenses of any other counsel to the Holders or of any other expert hired directly by the Holders will be the sole responsibility of the Holders and (z) the Holders will be responsible, severally and not jointly, for their respective pro rata portion (determined by reference to the number of shares included in the applicable registration) of all underwriting discounts and commissions and transfer taxes.

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(c) Before filing any registration statement or prospectus, or any amendments or supplements thereto, in connection with any registration or proposed registration of Registrable Securities pursuant to Section 3.1 or 3.2, the Company will furnish to counsel for the Holders copies of all documents proposed to be filed.

(d) The Company will furnish to each Holder such number of copies of the applicable registration statement and of each amendment or supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of Registrable Securities by such Holder.

(e) The Company will use commercially reasonable efforts to register or qualify Registrable Securities covered by a registration statement under such other securities or blue sky laws of such jurisdictions as each Holder reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 3.3(e), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction.

(f) The Company will use commercially reasonable efforts to cause the Registrable Securities covered by a registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder thereof to consummate the disposition thereof.

(g) The Company will notify each Holder of Registrable Securities covered by a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act promptly after the Company becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(h) The Company will enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of securities covered by a registration statement or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

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(i) The Company will make available for inspection by any Holder of Registrable Securities covered by a registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Holder or any underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

(j) The Company will obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the sellers of a majority of the securities covered by the registration statement reasonably requests.

(k) If such Registrable Securities are Company Common Stock, the Company will use its best efforts to list such Registrable Securities on any securities exchange on which the Company Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange.

(l) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.3(g), such Holder will forthwith discontinue disposition of securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the amended or supplemented prospectus contemplated by Section 3.3(g) and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3.3(g) to and including the date when each Holder has received the copies of the supplemented or amended prospectus contemplated by Section 3.3(g).

(m) Each Holder will, in connection with an offering of the Company’s securities, upon the request of the Company or of the underwriters managing any underwritten offering of the Company’s securities, agree in writing not to effect any sale, disposition or distribution of Registrable Securities (other than those included in the registration or in a private sale to a third party that is otherwise in accordance with the terms of this Agreement if such third party agrees to be bound by this Agreement, including this clause (m)) without the prior written consent of the managing underwriter for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify.

3.4 Indemnification

(a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 3.1 or 3.2, the Company hereby indemnifies and agrees to hold harmless, to the extent permitted by law, each Holder of Registrable Securities covered by such registration statement, each Affiliate of such Holder and their respective directors and officers, general and limited partners or members and managing members (and the directors, officers, Affiliates and controlling Persons thereof), and each other

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Person, if any, who controls such Holder within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such securities by such Holder.

(b) Indemnification by the Holders. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 3.1 or 3.2, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities and any prospective underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.4(a)) the Company, all other Holders and any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers, general and limited partners, members and managing members and controlling Persons, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that each Holder’s aggregate liability hereunder and under Section 3.4(e) with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective Affiliates, directors, officers or controlling Persons and will survive the Transfer of such securities by such Holder. Any indemnification obligation of a Holder of Registrable Securities hereunder shall be several and not joint with each other Holder of Registrable Securities.

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(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 3.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 3.4(a) or 3.4(b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such indemnified party’s reasonable judgment, having common counsel would result in a conflict of interest, between the interests of such indemnified and indemnifying parties, then such indemnified party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such indemnified party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (and not more than one separate firm of local counsel at any time for all such indemnified parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claims or litigation. No indemnified party will consent to entry of any judgment or enter into any settlement without the consent of the indemnifying party (which will not be unreasonably withheld).

(d) Other Indemnification. Indemnification similar to that specified in this Section 3.4 (with appropriate modifications) will be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

(e) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 3.4 is unavailable to an indemnified party, the indemnifying party shall contribute to the aggregate losses, damages, liabilities and expenses (collectively, “Losses”) of the nature contemplated by such indemnity agreement incurred by any indemnified party, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified parties on the other, in connection with the statements or omissions which resulted in such Losses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hard and each such indemnified party on the other, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and the indemnified party shall

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be determined by reference to, among other things, the total proceeds received by the indemnifying party and the indemnified party in connection with the offering to which such Losses relate. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.

The parties hereto agree that it would be not be just or equitable if contribution pursuant to this Section 3.4(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 3.4(e), the aggregate liability of any indemnifying party under this Section 3.4(e) and Section 3.4(b) shall be limited to an amount equal to the amount of net proceeds received by such indemnifying party from sales of the Registrable Securities by such indemnifying party pursuant to the offering that gave rise to such Losses.

(f) Non-exclusivity. The obligations of the parties under this Section 3.4 will be in addition to any liability which any party may otherwise have to any other party.

IV. PURCHASE OF MINORITY SHARES UPON TERMINATION DATE

4.1 Purchase of Minority Shares Upon Termination of Employment

(a) On the occurrence of any of the following with respect to any Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee), and at any time and from time to time thereafter, each of the Company and each AS Investor, or the Minority Investor, as the case may be, shall have the right, subject to the notice provisions in Section 4.1(b) below, to take the following actions to reduce the number of shares of Company Common Stock held by such Minority Investor:

(i) If the Company or any of its subsidiaries terminates the employment or consultancy of such Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) for Cause, then each of the Company and each AS Person shall have the right to repurchase or purchase, as the case may be, any or all of the Minority Shares held by such Person at the lower of cost or Fair Market Value.

(ii) If the employment or consultancy of such Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) with the Company or any of its subsidiaries is terminated by such Person, the Company or any such subsidiary for any reason (including the death or Disability of such Person or Termination for Good Reason), other than by the Company or any such subsidiary for Cause, then each of the Company and each AS Person shall have the right to repurchase or purchase, as the case may be, any or all of the Minority Shares held by such Person at their Fair Market Value.

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(iii) If such Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) who is not then an employee or consultant of the Company had been serving as a manager, director, consultant or independent contractor of the Company or any of its subsidiaries and ceases to serve in such capacity for any reason, then each of the Company and each AS Person shall have the right to repurchase or purchase, as the case may be, any or all of the Minority Shares held by such Person at their Fair Market Value.

For purposes of this Section 4.1, (A) any reference to Minority Shares shall be deemed to include any shares of Company Common Stock that a Minority Investor has transferred to a Permitted Transferee, if any, (B) in the event the Company and any AS Person has the right to repurchase or purchase any Minority Shares, the Company shall first have the right to repurchase or purchase all such Minority Shares and any AS Person shall thereafter have the right to repurchase or purchase any remaining Minority Shares not repurchased or purchased by the Company, and (C) the Company shall have no obligation to repurchase or purchase Minority Shares hereunder to the extent that any credit facility of the Company or any of its subsidiaries prohibits or restricts the Company’s ability to repurchase or purchase Minority Shares, including through a restriction on the payment of dividends by any subsidiary of the Company. The Company and each AS Person(s) option set forth in this Section 4.1(a) is referred to herein as the “Call Option”.

(b) The Company or any AS Person may exercise its rights to take the actions described in Section 4.1(a) above by delivery of written notice to a Minority Investor (or its Permitted Transferee, as applicable) within 110 days following the termination of such Person’s employment, consultancy or ceasing to serve as a director, as the case may be, with the Company or any of its subsidiaries (in each case, the “Call Period”). The written notice shall specify the number of Minority Shares to be repurchased or purchased, the purchase price to be paid for such Minority Shares and the date, which shall be not less than 10 days and not greater than 20 days following the date of such notice, for the closing of the purchase and sale of the Minority Shares. If the purchase is by the Company, it shall be effected as set forth in subsection (d) below. If the purchase is by an AS Investor, it shall be effected as set forth in subsection (e) below.

(c) The Fair Market Value of any Minority Shares to be purchased or repurchased pursuant to this Section 4.1 shall be determined as of the date of termination of the Minority Investor’s (or its Permitted Transferee’s, as applicable) employment or consultancy with the Company or any of its subsidiaries.

(d) All payments with respect to a purchase of Minority Shares by the Company shall be made by the Company by delivery of cash (by delivery of a certified check or checks payable to the respective Minority Investors, as the case may be, or wire transfer of immediately available funds). In the event that the Board shall have determined, in its sole discretion subject only to the requirement that the Board shall have made such determination in good faith, that purchasing such Minority Shares would breach any covenant contained in any credit facility of the Company or any of its subsidiaries, including through restriction on the payment of dividends by any subsidiary of the Company, or materially harm the financial position or liquidity of the Company or its subsidiaries, then the Company may pay for such purchase of Minority Shares by delivery of a subordinated promissory note with a three-year maturity (subject to earlier

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mandatory prepayment immediately upon such payment no longer constituting a breach of such covenant) and interest paid at the prime rate announced from time to time by the Company’s or its subsidiaries’ senior lender and the principal and interest payable in cash in equal quarterly installments beginning at the end of the first quarter after the issuance thereof; provided, however, that if such purchase is made by the delivery of a subordinated promissory note, then such subordinated promissory note shall be (i) prepaid when and to the extent permitted by the Company’s or its subsidiaries’ senior lenders and (ii) in the form attached hereto as Exhibit 4.1(d).

(e) If for any reason the Company does not elect to purchase all of the Minority Shares pursuant to Section 4.1(a), then any AS Person shall be entitled to exercise such option in the manner for all, but not less than all, of the Minority Shares which the Company has not elected to purchase (the “Available Shares”). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within the Call Period, the Company shall deliver written notice (the “Option Notice”) to the AS Investors, for the benefit of the AS Persons, setting forth the number of Available Shares and the price for each Available Share. Any AS Person may elect to purchase all of the Available Shares by delivering written notice to the Company within 10 days after receipt of the Option Notice by the AS Investors. As soon as practicable, and in any event within 5 days after the expiration of such 10-day period, the Company shall notify the holder(s) of Minority Shares as to the number of Minority Shares being purchased from such holder by any AS Person. If more than one AS Person elects to exercise such purchase option with respect to the Minority Shares not purchased by the Company, such electing Persons shall be entitled to purchase such Minority Shares in such proportion as they may agree between or among themselves. All payments with respect to a purchase of Minority Shares by any AS Person shall be made by such AS Person by delivery of cash (by delivery of a certified check or checks payable to the respective Minority Investors or their Permitted Transferees, as the case may be, or wire transfer of immediately available funds).

(f) Settlement of the purchase of Minority Shares pursuant to this Section 4.1 will occur at the Company’s principal office on a business day to be mutually agreed by the Company or the AS Person(s), as applicable, and Minority Investor (or the employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) as set forth in Section 4.1(b), above. At the time of the settlement, (i) the purchaser or purchasers shall pay the purchase price in the manner specified above for the Call Option in this Section 4.1, (ii) the holders of the Minority Shares being purchased shall deliver the certificate or certificates representing such shares to the purchaser or purchasers or their nominees, endorsed in blank, or accompanied by appropriate stock powers executed in blank, together with funds for any required stock transfer taxes, and (iii) the transferor shall represent in writing to the transferee (and to the Company, if the Company is not the transferee) that such Minority Shares are owned of record and beneficially by such transferor, free and clear of all liens, security interests, claims, restrictions and encumbrances of any kind (other than those set forth in this Agreement and those arising under federal, state and/or foreign securities laws).

(g) Each Minority Investor acknowledges that the Minority Shares which the Company or any AS Person may elect to purchase under this Section 4.1 include any Minority Shares issued upon exercise of any stock option (regardless of whether such option is exercised before or after the date of termination of employment or other engagement by the Company or its subsidiaries).

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(h) For purposes of this Article IV, if Minority Shares are held jointly by any employee, manager, director or consultant of the Company or any of its subsidiaries and such individual’s spouse, only the applicable employee, manager, director or consultant shall be considered the Minority Investor hereunder for purposes of determining whether events have occurred such that a Call Option exists.

(i) Put Rights. To the extent a Minority Investor has a right under certain circumstances to require an Affiliate of the Company to repurchase all of the equity securities owned by such Stockholder in such Affiliate pursuant to any employment, subscription or exchange and subscription agreement to which such Stockholder and such Affiliate are party as of the date of this Agreement, such put right shall remain in full force and effect in accordance with the terms of such agreement with respect to the Company Common Stock issued to the Stockholder pursuant to the Merger Agreement (the “Put Right”). The Put Right shall terminate and be of no further force and effect upon completion of an IPO.

V. CERTAIN OTHER AGREEMENTS

5.1 Certain Transactions. The parties hereto approve, consent, ratify and affirm the Management Consulting Agreements.

5.2 Mergers, Etc. If the Board and the Stockholders holding a majority of the outstanding shares of Company Common Stock approve (a) any merger, consolidation, amalgamation or other business combination involving the Company, (b) any acquisition by purchase or otherwise of all or a material portion of the business or assets of, or stock or other evidences of beneficial ownership of, any Person, or (c) the sale of all of the business or assets of, or substantially all of the assets of, the Company, then each Stockholder agrees not to exercise any appraisal or dissenters’ rights available under any rule, regulation, statute, agreement, certificate of incorporation, by-laws or otherwise.

5.3 Board of Directors; Books and Records

(a) The Stockholders and the Company hereby agree that, at all times until an IPO, the Board shall consist entirely of such number of individuals designated by the AS Investors on behalf of the AS Persons. Each Stockholder agrees that, at all times until an IPO, such Stockholder shall vote all of such Stockholder’s shares of Company Common Stock and any other voting securities of the Company over which such Stockholder has voting control and shall take all other actions reasonably necessary or desirable within such Stockholder’s control (whether in such Stockholder’s capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise), and including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including calling special board and stockholder meetings) to cause such individuals to be elected or re-elected as the members of the Board and to be maintained in such positions at all such times.

(b) Following an IPO, for so long as AS Persons in the aggregate own at least 10% of the outstanding shares of Company Common Stock, AS Persons shall at all times be entitled to nominate at least one individual for election to the Board (an “AS Nominee”). The Company hereby agrees that, at all times after the IPO, at and in connection with each annual or

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special meeting of stockholders of the Company at which directors of the Company are to be elected, the Company, the Board (subject to exercise of their fiduciary duties under applicable law) and the nominating committee thereof (subject to exercise of their fiduciary duties under applicable law) will (i) nominate and recommend to stockholders for election or re-election as part of the management slate of directors each AS Nominee and (ii) provide the same type of support for the election of each AS Nominee as a director of the Company as provided by the Company, its directors, its management and its Affiliates to other persons standing for election as directors of the Company as part of the management slate.

(c) For so long as AS Persons shall have the right to designate a member of the Board pursuant to this Section 5.3, AS Persons shall be furnished full and complete access to the files and records regarding the business of the Company including monthly statements of profit and loss and any other periodic management reports.

5.4 Proxies, Voting Trusts and Other Agreements. Each Stockholder represents that he, she or it has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no Stockholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

5.5 Competing Opportunity. To the fullest extent permitted by the Delaware General Corporation Law:

(a) Each party to this Agreement acknowledges that each AS Person, each director of the Company or any of its subsidiaries Affiliated with any AS Person or any of their respective Affiliates, each officer of the Company or any of its subsidiaries Affiliated with any AS Person or any of their respective Affiliates and any other officer or director of the Company or any of its subsidiaries specifically designated by an AS Person or any of their respective Affiliates (collectively, the “Exempted Persons”) (x) may engage or invest in, independently or with others, any business activity of any type or description, including those that might be the same as or similar to the business of the Company and its subsidiaries, and which from time to time compete, directly or indirectly, with the Company and its subsidiaries (including a Competitive Opportunity), (y) the Exempted Persons may in their sole discretion pursue such competing business without disclosure of such competition to the Company or any of its subsidiaries and (z) neither the Company, any subsidiary of the Company nor any other party hereto shall have any right in or to the activities described in clause (x) or to receive or share in any income or proceeds derived therefrom.

(b) If any Exempted Person acquires knowledge of a potential transaction or matter which may be an investment or business opportunity or prospective economic or competitive advantage in which the Company or any of its subsidiaries could have an interest or expectancy (a “Competitive Opportunity”) or otherwise is then exploiting any Competitive Opportunity, neither the Company nor any of its subsidiaries will have any interest in such Competitive Opportunity, or have any expectation in such Competitive Opportunity being offered to it, and any such interest or expectation is being hereby renounced so that such Exempted Person shall (x) have no duty to communicate or present such Competitive Opportunity to the Company or any of its subsidiaries and (y) have the right to hold any such Competitive Opportunity for such Exempted Person’s (and its agents’, partners’ or Affiliates’) own account and benefit, or to recommend, assign or otherwise transfer or deal in such Competitive Opportunity to Persons other than the Company or any Affiliate of the Company.

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(c) For the avoidance of doubt, this Section 5.5 shall not limit the Company’s and its subsidiaries’ independent ability to pursue a Competitive Opportunity, nor shall this Section 5.5 operate to limit the duties or obligations of any employee of the Company or any of its subsidiaries that is not an Exempted Person.

5.6 Non-Competition; Non-Solicitation

(a) Each Minority Investor that is an employee, officer, director or consultant of the Company (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) acknowledges and recognizes the highly competitive nature of the businesses of the Company and its Affiliates and accordingly agrees as follows:

(i) During the term of employment of the Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) with the Company or any of its Affiliates (the “Employment Term”) and, for the eighteen (18) month period following the date Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) ceases to be employed by the Company or any of its Affiliates (the “Restricted Period”), Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) will not, whether on Minority Investor’s (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) own behalf or on behalf of or in conjunction with any Person, directly or indirectly (A) solicit any business related in any way to the business of the Company and its Affiliates from any customer of the Company or any of its Affiliates or from any prospective customer of the Company or any of its Affiliates which Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) has reason to know was such a prospective customer during the Restricted Period, (B) request, induce or advise any such customer or prospective customer to withdraw, curtail adversely (to the Company or any of its Affiliates) modify or cancel any such business with the Company or any of its Affiliates or (C) contact, solicit, canvass or approach any Person who provides products or services to the Company or any of its Affiliates for the purpose of causing such Person to cease providing such products or services to the Company or any of its Affiliates, except, in each case to the extent required in order to carry out Minority Investor’s (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) duties and obligations to the Company.

(ii) During the Employment Term and during the Restricted Period, Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) will not, whether on Minority Investor’s (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) own behalf or on

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behalf of or in conjunction with any Person, directly or indirectly, (A) employ, engage or retain any individual who is at the time an employee, consultant or independent contractor of the Company or any of its subsidiaries, or had been an employee, consultant or independent contractor of the Company or any of its subsidiaries within six (6) months prior to the last day of the term of employment of Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) with the Company or its subsidiaries or (B) solicit, induce or persuade in any way any such individual to terminate or modify his employment relationship with the Company or any of its subsidiaries.

(iii) During the Employment Term and until the one (1) year anniversary of the date Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) ceases to be employed by the Company and its Affiliates, Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) will not directly or indirectly work for or provide consulting, financial or other services to, engage in, conduct, manage or operate, or acquire or own any capital stock of or other equity interest in, any Person or business anywhere in the world that competes with the business of the Company and its Affiliates (including businesses which the Company or its Affiliates have specific plans to conduct in the future and of which Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) is aware) (a “Competitive Business”); provided that nothing in this Section 5.6(a)(iii) shall be deemed to prohibit the acquisition or holding of not more than 2% of the shares or other securities of a publicly traded entity involved in a Competitive Business as long the Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) is not an employee, officer, director, consultant, independent contractor, or agent of, or otherwise providing services to or actively participating in the business of, directly or indirectly, such entity and is not a controlling person of, or a member of a group which controls, such entity.

(iv) It is expressly understood and agreed that although Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee) and the Company consider the restrictions contained in this Section 5.6 to be reasonable, if a final judicial determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is an unenforceable restriction against Minority Investor (or any employee of the Company or any of its subsidiaries who transferred such employee’s Minority Shares to a Permitted Transferee), the provisions of this Agreement shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if any court of competent jurisdiction finds that any restriction contained in this Agreement is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.

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(b) The obligations in this Section 5.6 shall not apply to a Minority Investor if such Minority Investor is party to any employment agreement, subscription agreement, exchange and subscription agreement, non-competition agreement, non-solicitation agreement, restricted activities agreement or similar agreement, or any option agreement, between the Minority Investor and the Company or any Affiliate of the Company that expressly contains non-competition and non-solicitation obligations applicable to such Minority Investor (such obligations in such other agreements, collectively with the obligations set forth in this Section 5.6, the “Protective Agreements”).

(c) If the Minority Investor breaches any material provision of the noncompetition, non-solicitation or confidentiality terms of the Protective Agreements, any repurchase, purchase or other payment or delivery made pursuant to this Agreement during the two (2) year period prior to the breach of the Protective Agreements shall be rescinded. The Company shall notify the Minority Investor in writing of any such rescission within one (1) year of the date it acquires actual knowledge of such breach. Within ten (10) days after receiving such a notice from the Company, the Minority Investor shall pay to the Company the amount of any gain realized or payment received as a result of the repurchase, purchase or other payment or delivery pursuant to this Agreement.

VI. MISCELLANEOUS

6.1 Additional Securities Subject to Agreement. Each Stockholder agrees that any other equity securities of the Company which they hereafter acquire by means of a stock split, stock dividend, or distribution, by a Transfer or Issuance pursuant to this Agreement or otherwise, will be subject to the provisions of this Agreement to the same extent as if held on the date hereof.

6.2 Acknowledgement of the Merger Agreement. Each Stockholder hereby acknowledges that it has timely received and read (a) a copy of this Agreement and the Merger Agreement; and (b) the information statement delivered to the unitholders or stockholders, as applicable, of Grede Holdings, Metaldyne and HHI, describing the Merger Agreement and the transactions contemplated thereby, including the Mergers and the Liquidation. Pursuant to the Merger Agreement (except for shares or units cancelled as provided in the Merger Agreement) (i) each issued and outstanding unit of Grede was converted into the right to receive 10.72363 validly issued, fully paid and nonassessable shares of the Company pursuant to Section 2.04(c) thereof, (ii) each issued and outstanding share of Metaldyne was converted into the right to receive 0.21399 validly issued, fully paid and nonassessable shares of the Company pursuant to Section 2.05(c) thereof, (iii) each issued and outstanding share of HHI was converted into the right to receive 1.67082 validly issued, fully paid and nonassessable shares of the Company pursuant to Section 2.06(c) thereof, (iv) each outstanding option to purchase units of Grede was converted into an option to acquire a number of shares of the Company as determined pursuant to Section 2.07(a)(i) thereof, (v) each outstanding option to purchase shares of common stock of Metaldyne was converted into an option to acquire a number of shares of the Company as determined pursuant to Section 2.08(a)(i) thereof and (vi) each outstanding option to purchase shares of common stock of HHI was converted into an option to acquire a number of shares of the Company as determined pursuant to Section 2.09(a)(i) thereof, in each case, in accordance with and subject to the terms and conditions of the Merger Agreement. Each Stockholder further

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acknowledges that it has waived any appraisal or dissenters’ rights available under any rule, regulation, statute, agreement, certificate of incorporation, bylaws or otherwise in connection with the Mergers.

6.3 Determinations by AS Investors. Except to the extent expressly provided otherwise, with respect to any determination to be made, or other right exercisable by, the AS Investors under this Agreement, such determination shall be made, or such right shall be exercisable by, the AS Investors, upon the affirmative vote of at least a majority of the Company Common Stock held by the AS Investors as of such time.

6.4 Term. This Agreement will be effective from and after the date hereof and will terminate and be of no further force and effect (other than with respect to prior breaches) with respect to the provisions referred to below as follows: (i) with respect to Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6 and 4.1, upon completion of an IPO; (ii) with respect to Sections 3.1, 3.2 and 3.3, at such time as the applicable Stockholder owns no Registrable Securities; (iii) with respect to Section 3.4, upon the expiration of the applicable statutes of limitations; and (iv) with respect to all other Sections, upon the sale of all or substantially all of the assets or equity interests in the Company to a Third Party whether by merger, consolidation, sale of assets or securities or otherwise.

6.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by facsimile or registered or certified mail (postage prepaid, return receipt requested), if to a Minority Investor, to such Minority Investor at the address set forth on the signature page of such Minority Investor hereto or to such Minority Investor’s Assumption Agreement, and if to any AS Person, to:

ASP MD Investco LP

c/o American Securities LLC

299 Park Avenue, 34th Floor

New York, NY 10171

Attention: General Counsel

Fax: (212) 697-5524

and

ASP HHI Investco LP

c/o American Securities LLC

299 Park Avenue, 34th Floor

New York, NY 10171

Attention: General Counsel

Fax: (212) 697-5524

and

ASP Grede Investco LP

c/o American Securities LLC

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299 Park Avenue, 34th Floor

New York, NY 10171

Attention: General Counsel

Fax: (212) 697-5524

or at such other address for a party as shall be specified in a notice given in accordance with this Section 6.5.

6.6 Further Assurances. The parties hereto will sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things as may be necessary in order to give full effect to this Agreement and every provision hereof.

6.7 Non-Assignability. This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto without the express prior written consent of (i) the Company, (ii) the AS Investors and (iii) the holders of a majority of the shares of Company Common Stock held by the Minority Investors, and any attempted assignment, without such consents, will be null and void; provided, however, that an AS Person may assign or delegate all or any portion of its rights hereunder to any Person so long as such Person is a party hereto or executes and delivers to the Company an Assumption Agreement satisfactory to the Company; and, provided further, that each Person who acquires any Company Common Stock from any Stockholder hereunder in accordance with the terms hereof, shall assume the rights and obligations of such AS Person (in the case of any Transfer from an AS Person) or a Minority Investor (in the case of any Transfer from a Minority Investor unless the Transfer occurred pursuant to Section 2.4, in which case such Person will be subject to the same rights and obligations as an AS Person).

6.8 Amendment; Waiver. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by (i) the Company, (ii) the AS Investors and (iii) the holders of a majority of the shares of Company Common Stock held by the Minority Investors; provided that any amendment, supplement or other modification that treats any Minority Investor in a manner that is materially disproportionate from the treatment afforded to all other Minority Investors shall not be effective as to such Minority Investor without his, her or its prior written consent. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

6.9 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto nor create or establish any third party beneficiary hereto.

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6.10 Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.

6.11 Specific Performance. Without limiting or waiving in any respect any rights or remedies of the parties hereto under this Agreement now or hereinafter existing at law or in equity or by statute, each of the parties hereto will be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of this Agreement.

6.12 Entire Agreement. This Agreement and the Merger Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. Each party hereto acknowledges and agrees that, by execution and delivery of this Agreement, each of (i) that certain Amended and Restated Limited Liability Company Agreement of ASP Grede Holdings LLC, dated as of June 2, 2014, by and among the Members (as defined therein); (ii) that certain Amended and Restated Limited Liability Company Agreement of ASP Grede Intermediate Holdings LLC, dated as of July 24, 2014, by and among the Members (as defined therein); (iii) that certain Stockholders’ Agreement of ASP MD Holdings, Inc., dated as of December 18, 2012, by and among ASP MD Holdings, Inc. and the Stockholders (as defined therein); and (iv) that certain Stockholders’ Agreement of ASP HHI Holdings, Inc., dated as of October 5, 2012, by and among ASP HHI Holdings, Inc. and the Stockholders (as defined therein), in each case of (i) through (iv), as such agreement may have been amended, restated or otherwise modified (collectively, the “Original Stockholders’ and LLC Agreements”), is hereby terminated and superseded and has no further force or effect, provided that any waiver under any of the Original Stockholders’ and LLC Agreements of any appraisal or dissenters’ rights available under any rule, regulation, statute, agreement, certificate of incorporation, bylaws or otherwise in connection with any transaction, including the Mergers, shall remain in full force and effect and shall not be limited, impaired or modified in any respect. Except as provided in the immediately preceding sentence, (i) each party hereto hereby, (A) agrees and acknowledges that no party shall have any further duty, obligation or liability under any of the Original Stockholders’ and LLC Agreements, and (B) irrevocably waives any rights it may have under any of the Original Stockholders’ and LLC Agreements, and (ii) the parties to the Original Stockholders’ and LLC Agreements hereby mutually and irrevocably release each other and each of their respective successors and assigns from and against any and all costs, damages, actions, proceedings, demands or claims whatsoever that any of them now has or may hereafter have against another party thereto, by reason of or in connection with any of the Original Stockholders’ and LLC Agreements.

6.13 Titles and Headings. The Section headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement.

6.14 Severability. If any provision of this Agreement is declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement will not be affected and will remain in full force and effect.

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6.15 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

6.16 Additional Investors. All employees or directors of the Company or any of its subsidiaries who become party to a stock subscription agreement, option agreement or similar agreement with the Company after the date hereof (collectively, together with their respective Permitted Transferees, the “Additional Management Investors”) and any other Persons who become party to a stock subscription agreement, option agreement or similar agreement with the Company after the date hereof may become a party hereto and may become bound hereby by entering into a supplementary agreement with the Company agreeing to be bound by the terms hereof (or only specific Sections hereof). Each such supplementary agreement shall become effective upon its execution by the Company and such employee, director or other Person, and it shall not require the signature or consent of any other party hereto. Such supplementary agreement may modify some of the terms hereof as they affect such employee, director or other Person.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

33

IN WITNESS WHEREOF, the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

METALDYNE PERFORMANCE GROUP INC.

By:	/s/ Eric Schondorf
Name: Eric Schondorf
Title: Vice President and Secretary

ASP MD INVESTCO LP

By:	/s/ Eric Schondorf
Name: Eric Schondorf
Title: Vice President and Secretary

ASP HHI INVESTCO LP

By:	/s/ Eric Schondorf
Name: Eric Schondorf
Title: Vice President and Secretary

ASP GREDE INVESTCO LP

By:	/s/ Eric Schondorf
Name: Eric Schondorf
Title: Vice President and Secretary

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

ORIGINAL MANAGEMENT INVESTORS:

[Signature page of the Stockholders’ Agreement]

GE CAPITAL EQUITY HOLDINGS, INC.

By:	/s/ Adam Chalmers
Name: Adam Chalmers
Title: Duly Authorized Signatory

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

WILLIAM R. GOODIN

By:	/s/ William R. Goodin
Name: William R. Goodin

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

DOUGLAS J. GRIMM

By:	/s/ Douglas J. Grimm
Name: Douglas J. Grimm

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

LOUIS R. LAVORATA

By:	/s/ Louis R. Lavorata
Name: Louis R. Lavorata

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

ANTHONY LOVELL

By:	/s/ Anthony Lovell
Name: Anthony Lovell

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

PAUL SUBER

By:	/s/ Paul Suber
Name: Paul Suber

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

TODD HEAVIN

By:	/s/ Todd Heavin
Name: Todd Heavin

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

GEORGE THANOPOULOS

By:	/s/ George Thanopoulos
Name: George Thanopoulos

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

GENE BIROTH, JR.

By:	/s/ Gene Biroth, Jr.
Name: Gene Biroth, Jr.

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

RUSSELL BRADLEY

By:	/s/ Russell Bradley
Name: Russell Bradley

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

JAY EDWARDS

By:	/s/ Jay Edwards
Name: Jay Edwards

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

WILLIAM L. HOLSTEIN

By:	/s/ William L. Holstein
Name: William L. Holstein

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

MICHAEL JOHNSON

By:	/s/ Michael Johnson
Name: Michael Johnson

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

MICHAEL W. KESLAR

By:	/s/ Michael W. Keslar
Name: Michael W. Keslar

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

AL KIEF

By:	/s/ Al Kief
Name: Al Kief

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

MARKUS KNOERR

By:	/s/ Markus Knoerr
Name: Markus Knoerr

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

JOHN MITCHEM

By:	/s/ John Mitchem
Name: John Mitchem

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

M. TREVOR MYERS

By:	/s/ M. Trevor Myers
Name: M. Trevor Myers

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

DENNIS POTTER, SR.

By:	/s/ Dennis Potter, Sr.
Name: Dennis Potter, Sr.

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

DAVID SCHAEFER

By:	/s/ David Schaefer
Name: David Schaefer

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

THOMAS A. AMATO

By:	/s/ Thomas A. Amato
Name: Thomas A. Amato

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

MARK BLAUFUSS

By:	/s/ Mark Blaufuss
Name: Mark Blaufuss

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

ROBERT DEFAUW

By:	/s/ Robert DeFauw
Name: Robert DeFauw

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

CHRISTOPH GUHE

By:	/s/ Christoph Guhe
Name: Christoph Guhe

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

BENJAMIN SCHMIDT

By:	/s/ Benjamin Schmidt
Name: Benjamin Schmidt

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

MICHAEL R. ASHMORE

By:	/s/ Michael R. Ashmore
Name: Michael R. Ashmore

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

STEVEN CHEVALIER

By:	/s/ Steven Chevalier
Name: Steven Chevalier

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

ERIC CONRAD

By:	/s/ Eric Conrad
Name: Eric Conrad

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

ALFONSO A. CORTEZ

By:	/s/ Alfonso A. Cortez
Name: Alfonso A. Cortez

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

JUERGEN C. DEPP

By:	/s/ Juergen C. Depp
Name: Juergen C. Depp

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

WILLIAM DICKEY

By:	/s/ William Dickey
Name: William Dickey

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

DAVID GANN

By:	/s/ David Gann
Name: David Gann

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

BRIAN IZZO

By:	/s/ Brian Izzo
Name: Brian Izzo

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

STEPHANIE JETT

By:	/s/ Stephanie Jett
Name: Stephanie Jett

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

GEORGE LANNI

By:	/s/ George Lanni
Name: George Lanni

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

TOM LEHMAN

By:	/s/ Tom Lehman
Name: Tom Lehman

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

FRANCISCO J. RIBERA

By:	/s/ Francisco J. Ribera
Name: Francisco J. Ribera

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

DAVE TEMPEST

By:	/s/ Dave Tempest
Name: Dave Tempest

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

JAN VAN DIJK

By:	/s/ Jan Van Dijk
Name: Jan Van Dijk

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

SEBASTIAN WAGNER

By:	/s/ Sebastian Wagner
Name: Sebastian Wagner

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

PENNY WILSON

By:	/s/ Penny Wilson
Name: Penny Wilson

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

H.S. YOON

By:	/s/ H.S. Yoon
Name: H.S. Yoon

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

YVES GERARD

By:	/s/ Yves Gerard
Name: Yves Gerard

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

ALFONSO AGUADO CORTEZ

By:	/s/ Alfonso Aguado Cortez
Name: Alfonso Aguado Cortez

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

JEFF STAFEIL

By:	/s/ Jeff Stafeil
Name: Jeff Stafeil

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

NICK BHAMBRI

By:	/s/ Nick Bhambri
Name: Nick Bhambri

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

LARRY FOREMAN

By:	/s/ Larry Foreman
Name: Larry Foreman

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

STEPHEN BUSBY

By:	/s/ Stephen Busby
Name: Stephen Busby

Address:

Attention:
Telephone No.:
Telecopy No.:

[Signature page of the Stockholders’ Agreement]

COUNTERPART SIGNATURE PAGE TO

STOCKHOLDERS’ AGREEMENT

By execution of this Counterpart Signature Page, the undersigned Minority Investor does hereby become a party to and agrees to be bound by the provisions of the Stockholders’ Agreement, dated as of August 4, 2014 (the “Stockholders’ Agreement”), by and among Metaldyne Performance Group Inc., a Delaware corporation (the “Company”), ASP MD Investco LP, a Delaware limited partnership, ASP HHI Investco LP, a Delaware limited partnership and ASP Grede Investco LP, a Delaware limited partnership, and the Minority Investors party thereto, and the undersigned hereby authorizes the Company to append this Counterpart Signature Page to the Stockholders’ Agreement as evidence thereof.

FOR INDIVIDUALS:	FOR ENTITIES:

By:	By:
Print Name:	Print Name:
Title:

Address:	Address:

Attn:

Telephone No.:	Telephone No.:

Fax No.:	Fax No.:

Exhibit 4.1(d)

Form of Promissory Note

[See attached]

PROMISSORY NOTE

$	, 201

FOR VALUE RECEIVED, Metaldyne Performance Group Inc., a Delaware corporation (“Maker”), promises to pay              (“Holder”), with an address at                     , or at such other place as Holder may from time to time designate in writing to Maker, the principal sum of                      DOLLARS AND          CENTS ($        ) on the Maturity Date (as hereinafter defined), in lawful money of the United States in immediately available funds (except as otherwise provided herein). Maker also promises to pay interest on the unpaid principal amount hereof in like money at said office or place which shall accrue from the date hereof until maturity occurs (whether by passage of time, acceleration or otherwise) at the prime rate announced from time to time by the Company’s or its subsidiaries’ senior lender, such interest payable in kind. Accrued and unpaid interest shall be due and payable on the maturity of this promissory note (this “Note”). Interest shall be calculated on the basis of a 360-day year and actual days elapsed. During the continuance of a default hereunder and until paid, the outstanding principal amount hereof and accrued and unpaid interest thereon, if any, shall bear interest at a rate of the sum of the effective rate of interest set forth above plus three percent (3%) per annum. In no event shall the interest payable hereunder exceed the maximum amount permitted under applicable law. For the purposes hereof, “Maturity Date” shall mean [INSERT DATE THREE YEARS FOLLOWING DATE OF NOTE].

This Note is being delivered pursuant to Section 4.1(d) of that certain Stockholders’ Agreement, dated as of August 4, 2014, by and among Maker and its stockholders, and shall be subject to mandatory prepayment in accordance with the terms thereof. The right of Holder to receive payment of any principal, interest or any other amount on this Note is subject and subordinate to the prior payment in full in cash of all existing or future obligations of Maker in respect of indebtedness for borrowed money that is not expressly subordinated by its terms.

This Note may be prepaid, without premium, in whole or in part at any time, in each case, together with accrued and unpaid interest through the date of prepayment on the amount being prepaid.

No failure by the holder of this Note to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such holder of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the holder hereof as herein specified are cumulative and not exclusive of any other rights or remedies which such holder may otherwise have.

No modification, recession, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by the undersigned and the holder hereof.

Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever.

Maker hereby agrees to pay all reasonable out-of-pocket expenses incurred by Holder in connection with the preparation of this Note or with any amendments, modifications, waivers, extensions, renewals, renegotiations or “workouts” of the provisions hereof or incurred by Holder in connection with the enforcement or protection of its rights in connection with this Note.

Maker hereby indemnifies Holder, and its directors, officers, employees and agents, on demand, and agrees to hold Holder harmless from any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against Holder or any such person resulting from Maker’s breach of this Note; provided, however, that such indemnity shall not apply to the extent such losses, claims, damages, liabilities and related expenses result from the gross negligence or willful misconduct of Holder or any of its directors, officers, employees or agents as finally determined by a court of competent jurisdiction after the exhaustion of all possible appeals in respect of such determination (including by reason of lapse of time).

In the event Holder or any holder hereof shall refer this Note to an attorney for collection, Maker agrees to pay, in addition to unpaid principal and interest, all the costs and expenses incurred in attempting or effecting collection hereunder, including, without limitation, actual attorney’s fees.

If after the receipt of any payment of all or part of the obligations hereunder, Holder is for any reason compelled to surrender such payment to any person or entity because such payment is determined to be void or voidable as a preference, an impermissible setoff, a diversion of trust funds or any other reason, the obligations hereunder shall continue in full force, and Maker shall indemnify and hold Holder harmless for, the amount of such payment surrendered until Holder shall have been finally and irrevocably paid in full.

All indemnities provided for hereunder shall survive the payment in full of all obligations hereunder.

THIS NOTE IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

MAKER WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

All payments and prepayments of the principal amount of this Note and interest hereon and the respective dates thereof shall be endorsed by Holder on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by Holder in its internal records; provided, however, that the failure of Holder to make such a notation or any error in such a notation shall not in any manner affect the obligations of Maker to make payments of principal and interest in accordance with the terms of this Note.

This Note shall be binding upon the successors and assignees of Maker and inure to the benefit of Holder, its successors and assignees, except that Maker shall not have the right to assign its rights hereunder or any interest herein to any person other than its affiliates without the prior written consent of Holder. This Note and Holder’s rights and obligations herein shall not be assignable by Holder and its successors and assigns, either in whole or in part, without the Maker’s written consent.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Maker has executed this Note as of the date first above written.

Maker:
METALDYNE PERFORMANCE GROUP INC.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

By:
[HOLDER NAME]